UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2008

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On February 4, 2008, the Compensation Committee of the Board of Directors (the “Board”) of Plum Creek Timber Company, Inc. (the “Company”) authorized the payment of annual incentive cash bonus awards under the terms of the Company’s Annual Incentive Plan. The following table sets forth the cash payment for the 2007 incentive bonus to the Company’s current named executive officers listed in the Company’s 2007 definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2007:

Name and Position	Annual Incentive Award
Rick R. Holley President and Chief Executive Officer	$816,200

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	$375,638

David W. Lambert Senior Vice President and Chief Financial Officer	$222,600

James A. Kilberg Senior Vice President, Real Estate & Land Management	$233,730

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	The Board amended Article V of the Company’s Amended and Restated By-Laws, effective February 5, 2008. The purpose of the by-law amendment was to authorize the recording of ownership of the Company’s stock by direct registration, or book entry, and expressly allow for the issuance and transfer of the Company’s stock without the requirement of a stock certificate. The Board also adopted a resolution permitting the issuance of common stock in uncertificated form. The amendment is intended to comply with New York Stock Exchange rules requiring that listed companies be eligible for participation in the Direct Registration System. Holders of the Company’s common stock currently evidenced by one or more stock certificates may continue to hold their shares in certificated form, and recipients or transferees of the stock may request the Company’s transfer agent to issue one or more certificates to evidence their shares. A copy of the by-law amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this document:

Exhibit No.

3.1	Second Amendment to the Amended and Restated By-Laws of Plum Creek Timber Company, Inc., as previously amended (filed herewith).

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan. (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: February 7, 2008

Plum Creek Timber Company, Inc.

Exhibit Index

Exhibit No.

3.1	Second Amendment to the Amended and Restated By-Laws of Plum Creek Timber Company, Inc., as previously amended (filed herewith).

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan. (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).